UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2006

IMCLONE SYSTEMS INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	0-19612	04-2834797
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

180 Varick Street
New York, New York 10014
(Address of principal executive offices) (Zip Code)

(212) 645-1405
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 20, 2006, the Board of Directors (the “Board”) of ImClone Systems Incorporated (the “Company”) approved certain amendments to the Company’s Amended and Restated By-Laws (the “By-Laws”) to (i) change the quorum requirement for the Board to take action from one-third to a majority and (ii) amend Section 3.1 to eliminate a provision permitting a member or members of a Board committee present at a committee meeting to appoint a non-committee member director to replace an absent director at such committee meeting. The By-Laws as so amended and restated are attached as Exhibit 3.1 to this report and incorporated by reference into this Item 5.03.

Item 8.01 Other Events.

Board of Directors

Also on September 20, 2006, the Company’s shareholders elected the following persons to serve as directors of the Company, each to hold office until his successor is elected and qualified or until his or her earlier resignation or removal:  Andrew G. Bodnar, M.D., J.D., William W. Crouse, Alexander J. Denner, Ph.D., Vincent T. DeVita, Jr., M.D., John A. Fazio, Joseph L. Fischer, Carl C. Icahn, David M. Kies, William R. Miller, Richard C. Mulligan, Ph.D., David Sidransky, M.D. and Charles Woler, M.D., Ph.D., M.B.A.  In addition, the Company’s shareholders approved the ImClone Systems Incorporated 2006 Stock Incentive Plan (in the form filed with the Securities and Exchange Commission as an appendix to the Company’s proxy statement dated August 30, 2006) and ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2006 fiscal year.

Also on September 20, 2006, the Board appointed members to serve on its committees as follows: (1) Messrs. Crouse, Fazio and Miller and Dr. Woler to serve on the Audit Committee (chaired by Mr. Fazio), (2) Messrs. Crouse, Kies and Miller and Dr. Denner to serve on the Compensation Committee (chaired by Mr. Miller), (3) Messrs. Fazio, Icahn and Kies and Drs. DeVita and Mulligan to serve on the Nominating and Corporate Governance Committee (chaired by Mr. Kies), (4) Drs. Bodnar, Denner, DeVita, Mulligan, Sidransky and Woler to serve on the Research and Development Oversight Committee (chaired by Dr. Sidransky) and (5) Messrs. Crouse, Icahn and Miller and Drs. Denner, DeVita and Sidransky to serve on the Chief Executive Officer Search Committee (chaired by Mr. Crouse).

The Board also elected Mr. Kies to serve as Chairman of the Board.

David Kies, Chairman of the Board, commenting on the Board’s decisions issued the following statement:

“The Board of Directors is committed to building the value of this Company for all shareholders.  We welcome the contribution of our new directors, including Mr. Icahn, in the productive discussion of the many business matters facing the Company.  That said, all twelve directors have been elected by our shareholders and decisions are made by a majority vote.  These decisions are best made by the full, elected Board, ideally in a face-to-face meeting, and not through a needlessly antagonistic and deliberately public debate that could risk harming the reputation of the Company, undermine employee morale and reduce shareholder value.

Regarding our search for a permanent Chief Executive Officer, we welcome the input of all of our Board members.  While this search is ongoing, we are fortunate to have Joe Fischer acting as Interim Chief

Executive Officer and believe that he has done an excellent job leading the Company both during our review of strategic alternatives and, more recently, as an independent entity.  He has agreed to continue to lead the Company while we search for a permanent chief executive and is doing so under reasonable terms.”

Company Officers

Also on September 20, 2006, the Board approved the following persons to serve as the Company’s “officers” for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, until such time as the Board may determine otherwise:

Michael P. Bailey, Senior Vice President, Commercial Operations,

Lisa M. Cammy, Vice President, Human Resources,

Richard Crowley, Senior Vice President, Biopharmaceutical Operations,

Joseph L. Fischer, Interim Chief Executive Officer,

Philip Frost, M.D., Ph.D., Executive Vice President, Chief Scientific Officer,

Michael J. Howerton, Senior Vice President and Chief Financial Officer,

Daniel J. O’Connor, Vice President, Interim General Counsel and Secretary,

Andrea F. Rabney, Vice President, Corporate Communications,

Erik D. Ramanathan, Senior Vice President, Legal,

Eric K. Rowinsky, M.D., Senior Vice President, Clinical Research and Chief Medical Officer, and

Ana I. Stancic, Vice President, Finance and Chief Accounting Officer.

In addition, the Board elected and qualified the persons as indicated below, each to serve in such capacity until his successor is duly elected and qualified or until his earlier resignation

Cheryl Anderson, Vice President, Regulatory Affairs,

Michael P. Bailey, Senior Vice President, Commercial Operations,

Peter R. Borzilleri, Vice President, Internal Audit,

Lisa M. Cammy, Vice President, Human Resources,

Richard Crowley, Senior Vice President, Biopharmaceutical Operations,

Margaret R. Dalesandro, Ph.D., Vice President, Project Management,

Ann Daus, Ph.D., Vice President, Quality Control / BioAnalytical Science,

Charles Dunne, Vice President, New York Facilities and Real Estate Services,

Joseph L. Fischer, Interim Chief Executive Officer,

Philip Frost, M.D., Ph.D., Executive Vice President, Chief Scientific Officer,

Thomas C. Gallagher, Vice President, Intellectual Property,

Daniel J. Hicklin, Vice President, Immunology,

Michael J. Howerton, Senior Vice President and Chief Financial Officer,

Paul Kussie, Ph.D., Vice President, Protein Science,

Gregory T. Mayes, Assistant Vice President, Associate General Counsel and Chief Compliance Officer,

A. Marie Noble, Assistant Vice President, Associate General Counsel and Assistant Secretary,

Daniel J. O’Connor, Vice President, Interim General Counsel and Secretary,

Gary Paulter, Vice President, Engineering and Facilities,

Andrea F. Rabney, Vice President, Corporate Communications,

Erik D. Ramanathan, Senior Vice President, Legal,

Eric K. Rowinsky, M.D., Senior Vice President, Clinical Research and Chief Medical Officer,

Dvorit Samid, Ph.D., Vice President, Medical Affairs,

Jeffrey Skulsky, Vice President, Information Technology,

Ana I. Stancic, Vice President, Finance and Chief Accounting Officer,

Douglas E. Swan, Vice President, Field Operations,

Daniel Velez, Ph.D., Vice President, Process Development,

Elizabeth Yamashita, Vice President, Regulatory CMC and Operations,

Hagop Youssoufian, Ph.D., Vice President, Clinical Research, and

Zhenping Zhu, M.D., Ph.D., Vice President, Antibody Technology.

ITEM 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	By-Laws of ImClone Systems Incorporated as amended and restated September 20, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMCLONE SYSTEMS INCORPORATED
(Registrant)

	By:	/s/ Daniel J. O’Connor
Dated: September 20, 2006		Daniel J. O’Connor
Vice President, Interim General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	By-Laws of ImClone Systems Incorporated as amended and restated September 20, 2006